UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 13, 2022

Date of Report (Date of earliest event reported)

Aprea Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39069	84-2246769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Boylston Street Boston, Massachusetts (Address of principal executive offices)	02116 (Zip Code)

Registrant's telephone number, including area code: (617) 463-9385 (Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	APRE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition

As discussed below, in connection with participation in the 40th Annual J.P. Morgan Healthcare Conference, Aprea Therapeutics, Inc. (the ‘Company”) updated its corporate presentation to include disclosure that the Company expects cash and cash equivalents of $50.0 million to $55.0 million (unaudited) as of December 31, 2021.

Because the Company’s consolidated financial statements for the year ended December 31, 2021 have not yet been finalized or audited, the preliminary statement of the Company’s cash and cash equivalents as of December 31, 2021 in this Item 2.02 is subject to change, and the Company’s actual cash and cash equivalents as of December 31, 2021 may differ materially from this preliminary estimate. Accordingly, you should not place undue reliance on this preliminary estimate.

Item 7.01 Regulation FD Disclosure

Beginning on January 13, 2022, the Company will participate in the 40th Annual J.P. Morgan Healthcare Conference. The Company has updated its corporate presentation that it intends to use in connection with its presentation on Thursday January 13, 2022 at 11:15 p.m. Eastern Time in meetings with investors.

A copy of the Company’s corporate presentation is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

The information contained in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly stated by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description
99.1	Aprea Therapeutics, Inc. Presentation

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aprea Therapeutics, Inc.

Dated:	January 13, 2022	By:	/s/ Christian S. Schade
Name: Christian S. Schade
Title: Chairman and Chief Executive Officer